UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
August 10, 2010 (August 10, 2010)

ECOLOCAP SOLUTIONS INC.
 (Exact Name of Small Business Issuer as specified in its charter)

NEVADA	000-52256
(State or other jurisdiction of incorporation)	(Commission File No.)

1250 S. Grove Ave.
Barrington, Illinois
60010
 (Address of principal executive offices)

(866) 479-7041
(Issuer’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-

Item 7.01:	Regulation FD Disclosure.

Today we announced that that Michael Siegel, President and CEO of Ecolocap Solutions, Inc., has held successful discussions with the Indian Joint Secretary, Ministry of Petroleum and Natural Gas.  As a result of the meeting, the Minister has directed that testing on M-Fuel to be started as soon as possible and following positive results, a program will be put in place for full implementation of the use of M-Fuel in India with the Argentum group as project manager for the operation.

Item 9.01:	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release dated August 10, 2010

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EcoloCap Solutions Inc.

Date: August 9, 2010	By:	MICHAEL SIEGEL
Michael Siegel
President

3